UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
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FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):  February 19, 2013 (February 12, 2013)
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MAGNUM HUNTER RESOURCES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 650
Houston, Texas 77056
(Address of principal executive offices, including zip code)

(832) 369-6986
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 12, 2013, Magnum Hunter Resources Corporation (the “Company”) issued a press release announcing an operational update on each of the Company’s upstream unconventional resource plays and for the Company’s midstream division, for the quarter ended December 31, 2012.  A copy of the press release is furnished as part of this Current Report on Form 8-K as Exhibit 99.1.

Item 7.01.	Regulation FD Disclosure.

On February 12, 2013, the Company issued a press release announcing an operational update on each of the Company’s upstream unconventional resource plays and for the Company’s midstream division, for the quarter ended December 31, 2012.  A copy of the press release is furnished as part of this Current Report on Form 8-K as Exhibit 99.1

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In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including the attached exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall any of such information be deemed incorporated by reference into any registration statement or other filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Fourth Quarter 2012 Company Operational Update Press Release, dated February 12, 2013

SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: February 19, 2013	By:	/s/ Gary C. Evans
	Name:	Gary C. Evans
	Title	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Fourth Quarter 2012 Company Operational Update Press Release, dated February 12, 2013